                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:

     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


                          GREINER ENGINEERING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                          GREINER ENGINEERING, INC.
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act
         Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                                [GREINER LOGO]




                           GREINER ENGINEERING, INC.
                         909 EAST LAS COLINAS BOULEVARD
                                   SUITE 1900
                              IRVING, TEXAS  75039

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                           GREINER ENGINEERING, INC.
                             TO BE HELD MAY 8, 1995

To the Stockholders of Greiner Engineering, Inc.:


         NOTICE is hereby given that the Annual Meeting of the Stockholders of Greiner Engineering, Inc., a Nevada corporation (the "Company"), will be held at The Doubletree at Park West Hotel, LBJ Freeway and Luna Road, Dallas, Texas, at 11:00 a.m. on Monday, May 8, 1995. The meeting will be held for the following purposes:

         (1) To elect a Board of Directors to hold office until the next meeting and until their successors are elected;

         (2) To approve an amendment to the Company's 1991 Stock Option Plan to increase by 250,000 shares the number of shares of Common Stock with respect to which options may be granted under such Plan; and

         (3) To transact such other business as may be properly brought before the meeting.

         The record date for the determination of stockholders entitled to notice of and to vote at the meeting is March 17, 1995.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE
MEETING.


                                        By Order of the Board of Directors




                                                  MELISSA K. HOLDER
                                                 Corporate Secretary

March 31, 1995

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                           GREINER ENGINEERING, INC.
                         909 East Las Colinas Boulevard
                                   Suite 1900
                              Irving, Texas 75039

                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Greiner Engineering, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at 11:00 a.m. on Monday, May 8, 1995 at The Doubletree at Park West Hotel, LBJ Freeway and Luna Road, Dallas, Texas. A copy of the Company's Annual Report for 1994 is being furnished with this Proxy Statement. The Annual Report does not constitute any part of the material for solicitation of proxies.

    This Proxy Statement and an accompanying form of proxy will first be sent to stockholders on or about March 31, 1995.

    A stockholder executing and returning a proxy in the accompanying form has the power to revoke it by giving written notice of revocation to the Secretary of the Company at its principal executive offices at any time before the proxy is voted, or by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting his or her shares in person. All proxies properly executed and returned to the Company, and not revoked, will be voted at the meeting.

    As of March 17, 1995, the record date for determining stockholders eligible to vote at the Annual Meeting, there were 4,825,734 shares of Common Stock, par value $.50 per share (the "Common Stock"), issued and outstanding. Each share is entitled to one vote on each matter to be voted upon. The Company's Restated Articles of Incorporation expressly provide that there shall not be cumulative voting for the election of directors.

    Each person known to management to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company at February 8, 1995, is listed below.

                                                                                                   PERCENT OF
                                                                                    NO. OF        OUTSTANDING
                 STOCKHOLDER                                 ADDRESS                SHARES            SHARES
                 -----------                                 -------                ------        ------------
 The Greiner Engineering, Inc. Performance     909 East Las Colinas Boulevard,     886,929(1)         18.38%
 Plan and Employee Stock Ownership Trust       Suite 1900
                                               Irving, Texas  75039

 William H. Bowen                              5646 Milton Street, Suite 900       369,289(2)          7.65%
                                               Dallas, Texas  75206

 Brinson Partners, Inc.                        209 South LaSalle                   366,400(3)          7.59%
                                               Chicago, Illinois  60604-1295

 Dimensional Fund Advisors Inc.                1299 Ocean Avenue, 11th Floor       321,971(4)          6.67%
                                               Santa Monica, CA  90401

 Weiss, Peck & Greer                           One New York Plaza                  317,700(5)          6.58%
                                               New York, New York  10004

--------------------------------------------

(1) Pursuant to the terms of The Performance Plan and Employee Stock Ownership Plan of Greiner Engineering, Inc. (the "Performance Plan"), the participants in the Performance Plan will have an opportunity to vote 886,929 shares. The Trustees of the Performance Plan are Carole
         A. Chaney, Arnold M. Davidson, Katherine L. Gardner, Thomas D. Jenkins, Chad L. Mitchell, and Robert J. Vensas.

(2) Includes 7,200 shares held in trust to which Mr. Bowen has expressly disclaimed beneficial ownership.

(3) Includes 216,616 shares held by Brinson Trust Company, its wholly-owned subsidiary.

(4) These shares are held by registered investment companies or investment vehicles for qualified employee benefit plans for which Dimensional Fund Advisors Inc. ("DFA") serves as investment manager. In the
         Schedule 13G filed with the Company, DFA has expressly disclaimed beneficial ownership of such shares.

(5) In the Schedule 13G filed with the Company, Weiss, Peck & Greer has expressly disclaimed beneficial ownership of such shares.

         Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals to stockholders to determine the total number of votes cast but are not counted as votes for or against any such proposals. Broker nonvotes are not counted as votes cast for purposes of determining whether a proposal has been approved and will have no effect on the outcome of the election of directors.

ELECTION OF DIRECTORS

         Pursuant to the authority granted in the Company's Restated Articles of Incorporation and Bylaws, the Board has determined that six directors shall be elected at the Annual Meeting for the ensuing year. Such directors are to be elected to serve until the next annual meeting and until their successors are elected. The Company's Restated Articles of Incorporation and Bylaws grant to the directors the authority to fix the number of directors and, accordingly, the Board is not soliciting stockholder approval with respect thereto. The persons named as proxies in the accompanying form of proxy have advised the Company that they intend, at the meeting, to vote the shares covered by proxies for the election of the hereinafter designated nominees. If, by reason of death or other unexpected occurrence, any one or more of the nominees should for any reason become unavailable for election, the persons named as proxies in the accompanying form of proxy may vote for the election of such substitute nominees, and for such term or terms, as the management may propose. All of the nominees were elected to the Board of Directors at the last Annual Meeting, except for Patrick M. Sullivan, who was nominated by the Board in January 1995.

NOMINEES

         The nominees for directors of the Company, their ages, the period they have served as directors, the number of shares of Common Stock that they beneficially owned, directly or indirectly, and the percentage of the Company's outstanding Common Stock, at February 8, 1995 are shown below. Unless indicated otherwise, beneficial ownership includes both sole voting and sole investment power.

                                                                              SHARES OF           PERCENT OF
                                                             DIRECTOR          COMMON             OUTSTANDING
     DIRECTOR                                    AGE          SINCE             STOCK               SHARES
     --------                                    ---        ---------        -----------         ------------
William H. Bowen  . . . . . . . . . . . . .       78           1982             362,089(1)             7.50%
Larry J. Cain . . . . . . . . . . . . . . .       57           1992                  -0-                  0%
Frank T. Callahan . . . . . . . . . . . . .       66           1984              30,365(2)              .63%
Russell Cleveland . . . . . . . . . . . . .       56           1983              42,790                 .89%
William E. Guthner, Jr. . . . . . . . . . .       63           1969               2,290                 .05%
Patrick M.  Sullivan  . . . . . . . . . . .       51           (5)               53,729(3)             1.11%
All directors and executive officers as
  a group (17 persons)  . . . . . . . . . .                                     654,851(4)            13.57%

____________________________________________

(1) Includes 282,673 shares owned by Mr. Bowen personally; 21,374 shares owned by Camway, Inc., a corporation controlled by Mr. Bowen; and 58,042 shares owned by Mr. Bowen's wife, Bebe D. Bowen. Does not include 7,200 shares held in trust to which Mr. Bowen has expressly disclaimed beneficial ownership.

(2) Includes 10,450 shares of exercisable stock options and 12,315 shares held by the Trust for the Performance Plan in an account for Mr. Callahan.

(3) Includes 52,585 shares owned by Dr. Sullivan's wife, Patricia B. Sullivan, and 1,144 shares owned by Grayson, Inc., a corporation in which Dr. Sullivan is an officer, director, and majority shareholder.

(4) Includes 78,750 shares of exercisable stock options and 60,757 shares held by the Trust for the Performance Plan in accounts for such officers.

(5)      Mr. Sullivan is a first-time nominee.

         The present principal occupations and other biographical information with respect to the Company's nominees for directors are hereinafter set forth.

         William H. Bowen has been a Director of the Company since 1982. He served as Chairman of the Board of the Company from May 1985 until June 1992. Mr. Bowen is also Chairman of the Board and President of GARVON, Inc., a private investment company, a position he has held since 1971. He is a graduate of the University of Chicago and the Harvard Law School.

         Larry J. Cain has been a Director of the Company since 1992. He currently serves as President of the Commercial Division of Hillwood Development Corporation and President of the National Transportation Authority Corporation (NTAC), a company formed by Hillwood Development Corporation in 1990. NTAC is also in a partnership with a subsidiary of the Company in pursuing transportation privatization opportunities. Mr. Cain is General Manager of that partnership. He is a graduate of the University of Missouri/Rolla with a degree in civil engineering and is a registered professional engineer.

         Frank T. Callahan has served as Chief Executive Officer since May 1984. He has been a Director since 1984 and Chairman of the Board since July 1992. He served as President from December 1983 to July 1992. Mr. Callahan has been employed by Greiner for over 45 years and is a registered professional engineer. He graduated from the University of Notre Dame with a degree in civil engineering.

         Russell Cleveland has been a Director of the Company since 1983. He is President of the Renaissance Capital Group, Inc.; Renaissance Capital Partners, Ltd.; Renaissance Capital Partners, II, Ltd., and Renaissance Capital Growth and Income Fund III, Inc., which are investment partnerships. In addition, Mr. Cleveland serves on the Board of Directors of Global Environmental Corp.; UNICO, Inc.; Biopharmaceutics, Inc.; and International Movie Group, Inc. He is a graduate of the University of Pennsylvania and the Wharton School of Finance and Commerce.

         William E. Guthner, Jr. has been a Director of the Company since 1969. He has been a Partner of Nossaman, Guthner, Knox & Elliott, attorneys at law, Los Angeles, California, since 1965. Mr. Guthner is a graduate of Northwestern University and the University of Michigan Law School.

         Patrick M. Sullivan is a first-time nominee for Director of the Company. Since 1992, Dr. Sullivan has served as President of Caribbean Marine, Inc., a privately held diversified operating company. He has also served as a
director for this company, or its predecessors since 1979.   Dr. Sullivan is a
son-in-law of William H. Bowen, a Director of the Company. He has a degree in chemistry from St. Louis University and is also a graduate of the Stanford University School of Medicine.

         Based solely on the Company's review of Forms 3, 4, and 5 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934, as amended (the "Act"), covering the period from January 1, 1994 through December 31, 1994, the Company believes that its officers, directors, and ten percent stockholders complied with all applicable filing requirements under Section 16 of the Act.

         The favorable vote of the holders of a majority of the outstanding shares of Common Stock present at the Annual Meeting in person or by proxy is required for election of each director.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE FOR THE BOARD OF DIRECTORS.


                    1994 MEETINGS OF THE BOARD OF DIRECTORS

         The Company's Board of Directors held three regularly scheduled meetings, with all current members of the Board attending.

                                DIRECTORS' FEES

         All nonemployee directors of the Company receive $1,000 per month for their services as directors and are also reimbursed for reasonable travel expenses incurred in attending Board and committee meetings. Non-employee Executive Committee members also receive $1,000 per month for their services on
this committee.   In addition, non-employee Directors  receive $1,000 for each
Board meeting attended, $250 for each partial-day committee meeting attended, and $500 for each full-day or Executive Committee meeting attended. In addition, non-employee Directors received $1,500 in connection with a Board meeting held in Hong Kong.


                      COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's Board of Directors has standing Audit, Nominating, Compensation, and Executive Committees.

AUDIT COMMITTEE

         The Company has an Audit Committee consisting of two members appointed annually by the Board of Directors from those directors who are neither officers nor employees of the Company or its subsidiaries. The members of the Audit Committee during 1994 were William E. Guthner, Jr. (Chairman) and Larry
J. Cain. The Audit Committee reviews the Company's audited financial statements and considers and recommends the employment of, and approves the fee arrangement with, the Company's independent public accountants. The Audit Committee met twice during 1994, once with all members attending, and once without Mr. Cain.

NOMINATING COMMITTEE

         The Company has a Nominating Committee consisting of two members appointed annually by the Board of Directors. The members of the Nominating Committee during 1994 were William H. Bowen (Chairman) and William E. Guthner, Jr. The Nominating Committee has the responsibility for recommending the Board's slate of directors, which may include proposed new directors who would replace existing directors or become additional directors. The Nominating Committee met once during 1994, with both members attending.

         The Nominating Committee will consider nominees recommended by the Company's stockholders provided that such recommendations are accompanied by information sufficient to enable the Nominating Committee to evaluate the qualifications of the nominee. Stockholders wishing to recommend nominees should do so in a written communication addressed to the Nominating Committee, care of Melissa K. Holder, Corporate Secretary of the Company, at the Company's principal office, at 909 E. Las Colinas Boulevard, Suite 1900, Irving, Texas 75039. Such recommendations must be submitted no later than the first day of December preceding the annual meeting of stockholders.

COMPENSATION COMMITTEE

         The Company has a Compensation Committee consisting of three members appointed annually by the Board of Directors. Such Committee has the responsibility of reviewing and making recommendations with respect to compensation and benefit programs for the Company's employees. The members of the Compensation Committee are Russell Cleveland (Chairman), William H. Bowen, and Larry J. Cain. The Committee met once during 1994, with all members attending.

EXECUTIVE COMMITTEE

         The Company has an Executive Committee consisting of three members appointed annually by the Board of Directors. The members of the Executive Committee are William H. Bowen (Chairman), Russell Cleveland, and Frank T. Callahan. The Committee has the responsibility of maintaining close contact with the operational management of the Company and advising management of the Company on behalf of the Board in such matters as are appropriate in the interest of timeliness. The Committee is required to report to the entire Board on a regular basis. The Committee held four meetings in 1994, with all members attending.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is charged with the responsibility of reviewing and making recommendations with respect to compensation and benefit programs for the Company and its executives. With regard to executive compensation, it is the philosophy of the Greiner organization to provide a program which encourages continuous improvements in our ability to provide quality services for our clients while achieving a level of financial performance that exceeds the average of our industry peer group for our stockholders, employees, and the ongoing needs of the Company. The Company's program is designed to link all compensation for executives to the achievement of the Company's immediate and long-term business performance and goals.

         The primary elements of this program are Base Salary, Cash Incentive Compensation, Stock Options, and participation in standard company benefit programs such as health and disability insurance and 401(k)/ESOP which are available to all employees. No single element of compensation is awarded without consideration of the potential total compensation to be paid for the designated position.

         Base Salary ranges are established for each position, based on the duties and level of responsibility held, taking into account "market ranges/rates" for specific positions, verified against similar or like duties and responsibilities that exist within the market and industry (our industry is defined as the professional service firms providing engineering and architectural consulting services). Once ranges are established, factors such as local cost- of-living differences or the movement of the consumer price index have only minor impact on changes to the person's base compensation. Adjustments to base compensation are made based upon assigned responsibility and performance and are measured against successful attainment of specific goals and objectives of the Company and individual employees.

         The Company believes that Cash Incentive Compensation plays a strong role in stimulating management actions aimed at achievement of Company profit goals. Acceptable profit levels shall be determined by the Board of Directors in consultation with the Compensation Committee and with management of the Company. Overall economic conditions, the markets for the Company's services, and other factors may be taken into consideration when determining such profit levels. Currently, a minimum level of profit (before taxes and incentives) equal to six percent of net revenue is necessary to generate a contribution pool for this plan.

         If a cash incentive pool is generated, it is distributed to executives upon consideration of individual attainment of Company objectives and upon review of all aspects of the individual's total compensation package. All such awards are reviewed and approved by this Compensation Committee.

         Stock Options are awarded to executives in order to encourage future management actions aimed at improving the Company's sales efforts, client service quality, and Company profitability. If the Company is successful in improving these areas, it is anticipated that these actions will generate a positive impact on the value of the Company's stock for stockholders, and the individuals will be given the opportunity to share in the increased value that results from their efforts. Specific awards of options are based on the individual's ability to impact company-wide performance and with consideration of the total compensation appropriate for the position.

         In establishing Mr. Callahan's compensation levels, consideration was given to his individual performance level relative to his role as Chief Executive Officer and as Chairman of the Board, as well as the progress made in meeting strategic company objectives. Based on the philosophy of providing a competitive total compensation package, Mr. Callahan's duties and responsibility, actual performance results, and the overall profitability of the Company were evaluated and compared to industry norms to determine the total compensation paid.

         Amounts paid or accrued for fiscal 1994 under these plans for the Chief Executive Officer and four highest-paid executive officers are presented in the following tables. No member of this committee is a former or current officer or employee of the Company or any of its subsidiaries.

Compensation Committee

         William H. Bowen
         Larry J. Cain
         Russell Cleveland

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table shows all cash compensation paid by the Company or any of its subsidiaries during the fiscal years indicated to the Chief Executive Officer and the four highest-paid executive officers of the Company in 1994 in all capacities in which they served:

                           SUMMARY COMPENSATION TABLE

                            ANNUAL COMPENSATION                  LONG-TERM COMPENSATION
                      ------------------------------        ----------------------------------
                                                                 AWARDS               PAYOUTS
                                                            ----------------         ---------
                                                                                       LONG-
                                                   OTHER                                TERM
         NAME                                      ANNUAL  RESTRICTED  NO. OF          INCEN-   ALL OTHER
    AND PRINCIPAL     FISCAL                       COMPEN-    STOCK    OPTIONS/         TIVE     COMPEN-
       POSITION        YEAR     SALARY     BONUS   SATION    AWARDS     SARS          PAYOUTS    SATION
---------------------------------------------------------------------------------------------------------
 Frank T. Callahan,    1994    $165,000   $24,000     -         -      15,000            -     $ 8,096(A)
 Chairman of the       1993     164,500    70,000     -         -       5,000            -      16,754
 Board and Chief       1992     143,100    60,000     -         -       7,500            -      16,451
 Executive Officer

 Mark S. Anderson      1994     130,000    11,000     -         -       4,000            -       7,171(B)
 Operations Director   1993     129,100    35,000     -         -       3,000            -       9,536
                       1992     109,300    30,000     -         -       3,500            -       8,417

 Robert L.  Costello   1994     129,600    24,000     -         -      20,000            -      13,807(C)
 (F)                   1993     109,800    38,000     -         -       5,000            -      10,004
 President and         1992      95,800    30,000     -         -       3,500            -      10,194
 Chief Operating
 Officer

 Richard L.  Haury     1994     117,000    13,000     -         -       4,000            -      41,523(D)
 Division Director,    1993     116,700    35,000     -         -       3,000            -      12,051
 Air/Marine            1992     112,100    30,000     -         -       3,500            -       8,096
 Transportation

 T. Wallace Hawkes,    1994     117,000    10,000     -         -       4,000            -       5,685(E)
 Division Director,    1993     116,000    45,000     -         -       3,000            -      16,766
 Surface               1992     101,700    40,000     -         -       4,000            -      13,277
 Transportation




(A) "All Other Compensation" for the 1994 fiscal year for Mr. Callahan includes the following items: $937 - Company contribution to defined contribution plan; $1,013 - for company-paid life insurance; $1,727 - for company-paid executive medical plan; and $4,419 - cash out of accrued vacation time.

(B) "All Other Compensation" for Mr. Anderson for the 1994 fiscal year includes the following items: $4,023 - Company contribution to defined contribution plan; $263 - for company-paid life insurance; and $2,885 - for company-paid executive medical plan.

(C) "All Other Compensation" for Mr. Costello for the 1994 fiscal year includes the following items: $4,023 - Company contribution to defined contribution plan; $263 - for company-paid life insurance; $2,798 for company-paid executive medical plan; and $6,723 - cash out of accrued vacation time.

(D) "All Other Compensation" for Mr. Haury for the 1994 fiscal year includes the following items: $4,023 - Company contribution to defined contribution plan; $584 for company-paid life insurance; $35,003 for relocation expenses; and $1,913 - for company-paid executive medical plan.

(E) "All Other Compensation" for Mr. Hawkes for the 1994 fiscal year includes the following items: $4,023 - Company contribution to defined contribution plan; $519 - for company-paid life insurance; and $1,143 - for company-paid executive medical plan.

(F) Mr. Costello was appointed President and Chief Operating Officer in February 1994. He previously served as Executive Vice President and Chief Financial and Administrative Officer.

Beneficial Ownership of Stock

         The following table summarizes the number of shares of Common Stock that the Chief Executive Officer and the four highest-paid executive officers of the Company beneficially owned, directly or indirectly, and the percentage thereto of the Company's outstanding Common Stock, at February 8, 1995:

                                                                                    PERCENT OF
                                               SHARES OF                            OUTSTANDING
      NAME                                    COMMON STOCK                            SHARES
--------------------                         --------------                        -------------
 Frank T. Callahan                              30,365(A)                              .63%

 Mark S. Anderson                               25,065(B)                              .52%

 Robert L.  Costello                            18,360(C)                              .38%

 Richard L.  Haury                              16,453(D)                              .34%

 T. Wallace Hawkes                              10,992(E)                              .23%

____________________________________________

(A) Includes 10,450 shares of exercisable stock options and 12,315 shares held by the Trust for the Performance Plan in an account for Mr. Callahan.

(B) Includes 9,400 shares of exercisable stock options and 2,591 shares held by the Trust for the Performance Plan in an account for Mr. Anderson.

(C) Includes 8,600 shares of exercisable stock options and 3,449 shares held by the Trust for the Performance Plan in an account for Mr. Costello.

(D) Includes 8,000 shares of exercisable stock options and 5,639 shares held by the Trust for the Performance Plan in an account for Mr. Haury.

(E) Includes 8,400 shares of exercisable stock options and 2,592 shares held by the Trust for the Performance Plan in an account for Mr. Hawkes.

STOCK OPTIONS

         The following table contains information concerning the grant of stock options made during fiscal 1994 under the Company's 1991 Stock Option Plan to the named executive officers:

                                      OPTION GRANTS IN LAST FISCAL YEAR (A)

                                                                                           POTENTIAL REALIZABLE
                                                                                             VALUE OF ASSUMED
                                                                                              ANNUAL RATES OF
                                                                                                STOCK PRICE
                                                                                              APPRECIATION FOR
                                                                                               OPTION TERM (B)
                                     -------------------------------------------------     --------------------
                                                   % OF TOTAL
                                       NO.  OF      OPTIONS      EXERCISE
                                       OPTIONS     GRANTED TO      PRICE
   NAME                                GRANTED    EMPLOYEES IN     (PER     EXPIRATION
                                       (C) (D)    FISCAL YEAR     SHARE)       DATE             5%        10%
----------------------------------------------------------------------------------------------------------------
 Frank T. Callahan . . . . . . . .     15,000        13.0%        $13.375    05/09/99        $55,429   $122,484

 Mark S. Anderson  . . . . . . . .      4,000         3.5%         13.375    05/09/99        14,781      32,662

 Robert L.  Costello . . . . . . .     20,000        17.4%         13.375    05/09/99        73,905     163,311

 Richard L.  Haury . . . . . . . .      4,000         3.5%         13.375    05/09/99        14,781      32,662

 T. Wallace Hawkes . . . . . . . .      4,000         3.5%         13.375    05/09/99        14,781      32,662

____________________________________________

(A) No SARs were granted to any of the named executives during the last fiscal year.

(B) Potential realizable value illustrates what might be realized upon exercise of options at assumed compounded rates of appreciation. The actual value, if any, will depend on the excess of market value over option price on the date stock is sold after it is exercised.

(C) Options granted in 1994 are 30% exercisable one year from date of grant, with an additional 30% exercisable two years from date of grant and the remaining 40% exercisable three years from date of grant for all options except Mr. Callahan's, which are exercisable as follows:
         30% two years from grant; 35% three years from grant; and 35% four years from grant; and Mr. Costello's, which are exercisable as follows: 20% one year from grant, 20% two years from grant; 30% three years from grant; and 30% four years from grant.

(D) All options were granted for a term of five years, subject to earlier termination in certain events.

OPTION/SAR EXERCISES AND HOLDINGS

         The following table sets forth information, with respect to the named executive officers, concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR,
                      AND FISCAL YEAR-END OPTION/SAR VALUE

                                                                                   VALUE OF UNEXERCISED
                                                    NUMBER OF UNEXERCISED              IN-THE-MONEY
                                                       OPTIONS/SARS AT               OPTIONS/SARS AT
                                                       FISCAL YEAR-END              FISCAL YEAR-END (A)
                                                -----------------------------   --------------------------
                        NO. OF SHARES
                          ACQUIRED      VALUE
                             ON       REALIZED
          NAME            EXERCISE       (B)      EXERCISABLE  UNEXERCISABLE      EXERCISABLE   UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------
Frank T. Callahan . . . .     0        $   0         23,950        45,550          $      0      $      0

Mark S. Anderson  . . . .     0            0         11,553        11,500                 0             0

Robert L. Costello  . . .     0            0         21,933        40,900                 0             0

Richard L. Haury  . . . .     0            0         14,667        16,500                 0             0

T. Wallace Hawkes . . . .     0            0         13,467        16,700                 0             0

---------------------

(A) Market value of underlying securities at December 31, 1994, minus the exercise price.

(B) Market value of underlying securities on date of exercise, minus the exercise price.

PERFORMANCE GRAPH

                COMPARISON OF SEVEN-YEAR CUMULATIVE TOTAL RETURN
        AMONG GREINER ENGINEERING, INC., S&P 500 AND PEER GROUP (1), (2)

                                                                     FISCAL YEAR ENDING
                                  ---------------------------------------------------------------------------------------
      Company                       1987         1988       1989       1990       1991       1992       1993       1994
-----------------------           --------     --------   --------   --------   --------   --------   --------   --------
Greiner Engineering Inc.  . . . .   100         141.00     278.00     243.00     281.00     315.00     250.00     195.00
Peer Group  . . . . . . . . . . .   100          97.00     120.00     188.00     277.00     283.00     232.00     168.00
Broad Market  . . . . . . . . . .   100         117.00     154.00     149.00     194.00     209.00     230.00     233.00

---------------------

(1) The above graph compares the performance of Greiner Engineering, Inc. with that of the S&P 500 Composite Index and the weighted performance of a peer group of similar engineering companies. It should be noted that many of the companies which provide services similar to the Company's are privately held and therefore are not included in this comparison. The peer index of publicly held companies is comprised of the Company and: ICF International, Jacobs Engineering Group, Inc., Michael Baker Corporation, STV Group, Inc. and URS Corporation. Information on ICF International is available for 1989-1994 only; however, the Company felt it was important to include ICF in the comparison because of the similar nature of their business.

(2) The comparison of total return on investment (change in year-end stock price plus reinvested dividends) as of December 31 for each of the periods assumes that $100 was invested on December 31, 1987 in each of Greiner Engineering, Inc., the S&P 500 Composite Index and the peer group, with investment weighted by relative market capitalization.

             PROPOSAL TO AMEND THE COMPANY'S 1991 STOCK OPTION PLAN


PROPOSED AMENDMENT

         The Board of Directors has approved, subject to the approval of the stockholders of the Company, an amendment of the Company's 1991 Stock Option Plan ("1991 Plan") to increase by 250,000 to a total of 650,000, the number of shares of Common Stock which may be sold upon exercise of stock options granted under such Plan. The Board of Directors believes that the Plan is a significant part of the Company's total compensation plan. As of February 8, 1995 and absent approval of this Proposal, there were only 4,350 shares remaining available for issuance upon exercise of stock options granted under the 1991 Plan. The Board of Directors believes that in order to continue the effectiveness of the 1991 Plan in achieving the objectives discussed below, it would be desirable to increase by 250,000 shares, the number of shares which may be issued upon the exercise of stock options granted under the 1991 Plan.


DESCRIPTION OF 1991 PLAN

         The Company has an objective to attract and retain outstanding individuals as officers and employees, to stimulate the active interest of these persons in the development and financial success of the Company and to encourage the sense of proprietorship among such individuals. To meet this objective, the Company established the 1991 Plan, which was approved by stockholders on May 13, 1991 to be effective from April 24, 1991 to April 23, 2001. Options under the 1991 Plan are intended to be Incentive Stock Options within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, options must be granted at an exercise price that is not less than the fair market value of the Common Stock on the date of grant, and the option period cannot exceed ten years. Persons eligible to participate include officers and key employees of the Company or any of its subsidiaries. Recipients of options under the 1991 Plan are determined by the Compensation Committee of the Board of Directors, who administers the 1991 Plan. Currently there are 116 employees who participate in the 1991 Plan. Options become exercisable in amounts not to exceed (a) 33-1/3% of the number of shares subject to option following one year of continued employment after date of grant, and (b) 66-2/3% of the number of shares subject to option following two years of continued employment. The exercise price of the options is payable in cash, or, at the discretion of the Compensation Committee, in shares of the Company's Common Stock theretofore owned by the optionees.

         At this time it is not determinable what future options will be granted to any individuals.

         A copy of the 1991 Plan and the proposed amendment thereto are attached as Appendix A.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a general overview of the Company's understanding of the federal income tax consequences of options issued under the 1991 Plan. The Internal Revenue Service has not published complete guidance on all issues discussed below, and optionees should consult their personal tax advisors as to the tax effects of any particular transaction in their individual case.

         An incentive stock option, i.e., a stock option that is qualified under Section 425 of the Code (an "Incentive Stock Option"), will not result in any taxable income to the optionee when it is granted or timely exercised under the 1991 Plan.

         If the optioned stock is held more than two years from the date of grant of the option and more than one year after the transfer of the stock to the optionee, the optionee will be taxed on any gain on the sale of such stock as a long-term capital gain or recognize any loss as a long-term capital loss. If Common Stock acquired through the exercise of an Incentive Stock Option is sold, exchanged or otherwise disposed of before the end of the required holding periods, the optionee will ordinarily realize ordinary income in the year of the disposition in an amount equal to the excess of the fair market value of the stock at the time of exercise over the option price.

         Alternative minimum taxable income generally must be increased at the date of exercise by an amount equal to the difference between the fair market value of the stock at the date of exercise and the option price, and for purposes of the alternative minimum tax only, this difference is added to the basis of the stock acquired. Any alternative minimum tax resulting from this adjustment will generate an alternative minimum tax credit which may reduce the regular tax liability in subsequent years.

         If stock acquired by the exercise of an Incentive Stock Option is disposed of in the same year the option is exercised, and the amount realized is less than the stock's fair market value at the time of exercise, the amount includable in alternative minimum taxable income does not exceed the excess of the amount realized on the sale or exchange of the stock over the taxpayer's basis in the stock.

         Under Section 1036 of the Code, if shares of Common Stock previously owned by the optionee are transferred in payment of the option price under an Incentive Stock Option, generally no gain or loss will be recognized on the surrender of such shares to the extent the fair market value of the shares received equals the fair market value of the shares surrendered. In a similar fact situation, the IRS has ruled that the shares received in such an equal exchange will have the same tax basis and holding period as the shares surrendered; and any additional shares received will have a zero basis and their holding period will commence on the transfer date. The spread at the time of exercise will not be subject to tax if the holding period and other requirements for an Incentive Stock Option are satisfied. However, if any shares transferred in payment of the option price under an Incentive Stock Option were previously acquired by the optionee on the exercise of an Incentive Stock Option and were held for less than the necessary holding period, then
Section 1036 would not be available. As a result, the optionee would realize income on the surrender of such shares in payment of the option price.

         The Company will not be entitled to any deduction upon the grant or exercise of any Incentive Stock Option. To the extent that an employee recognizes ordinary income in the circumstances described above, the Company would be entitled to a corresponding deduction, provided, among other things, that such income meets the test of reasonableness and is an ordinary and necessary business expense.

         The favorable vote of the holders of a majority of the outstanding shares of Common Stock present at the Annual Meeting in person or by proxy is required to approve the proposed amendment to the 1991 Stock Option Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL TO AMEND THE COMPANY'S 1991 STOCK OPTION PLAN.

                            INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Company appointed the firm of Price Waterhouse LLP to act as auditors for calendar year 1994. A representative of Price Waterhouse is expected to be present at the meeting and available to respond to appropriate questions and, although it has been indicated that no statement will be made, an opportunity for a statement will be provided.

         The Company has not selected an independent accountant for 1995 as its policy is for the Board of Directors to do so after the Annual Meeting each year.

         The reports of Price Waterhouse LLP on the Company's financial statements for each of three years in the period ended December 31, 1994 contained unqualified opinions.



                             STOCKHOLDER PROPOSALS

         Stockholders wishing to bring matters to the attention of the Board of Directors for consideration at the 1996 Annual Meeting must notify the Company at least one hundred twenty days prior to the comparable date that it mailed the notice for the 1995 Annual Meeting. It is anticipated that this deadline will be December 1, 1995.


                                 OTHER MATTERS

         At the time of mailing this Proxy Statement, the Company was not aware of any matter not referred to in the form of proxy that would be presented for action at the meeting. If, however, any other business shall properly come before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the person voting them.

                                    EXPENSES

         The entire expense of preparing, assembling, printing, and mailing the proxies and the material used in solicitation of proxies will be borne by the Company. The Company may reimburse brokerage houses, custodians, nominees, and fiduciaries for their expenses in forwarding proxies and proxy material to their principals.

         The above Notice and Proxy Statement are sent by order of the Board of Directors.



                                                               MELISSA K. HOLDER
                                                             Corporate Secretary

March 31, 1995

Appendix A

                             1991 STOCK OPTION PLAN

                                       OF

                           GREINER ENGINEERING, INC.


         1. Purpose. This 1991 Stock Option Plan (the "1991 Plan") is intended as an employment incentive to officers and key employees of Greiner Engineering, Inc. (the "Company") or any of its subsidiaries to attract new employees whose services are considered unusually valuable, to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company.

         2. Administration. The 1991 Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee"). No member of such Committee shall be eligible to receive stock options under the 1991 Plan ("Options") or stock or stock options under any other plan of the Company while serving on the Committee. The Options granted under this 1991 Plan are intended to be incentive stock options ("ISO's") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code"). The Committee shall have power and authority to designate participants, to determine the terms and provisions of respective option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the 1991 Plan. All decisions and selections made by the Committee pursuant to the provisions of the 1991 Plan shall be made by a majority of its members. Any decision reduced to writing and signed by all of the members shall be fully effective as if it had been made by a majority at a meeting duly held. Members of the Committee may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. The Committee shall have the authority, exercisable in its sole discretion, to grant various forms of Options containing such terms and conditions consistent with the provisions of this 1991 Plan, as the Committee shall determine, including the authority to grant in its discretion to the holder of an outstanding Option, in exchange for the surrender and cancellation of such Option, a new Option having a purchase price lower than provided in the Option so surrendered and cancelled and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the 1991 Plan.

         3. Designations of Participants. The persons eligible for participating in the 1991 Plan as recipients of Options shall include only officers or key employees of the Company or any of its subsidiaries. An employee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine. For ISO's granted after December 31, 1986, the aggregate fair market value (determined as of the time an option is granted) of the stock with respect to which such ISO's are exercisable for the first time by an optionee during any calendar year (under this 1991 Plan and any other plans of the Company) shall not exceed $100,000.

         4. Stock Reserved for the 1991 Plan. Subject to the adjustments provided for in Paragraph 9 hereof, a total of 200,000 shares of Common Stock ("Stock") of the Company shall be subject to the 1991 Plan. The shares subject to the 1991 Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company, and such amount of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding Options at the termination of the 1991 Plan shall cease to be reserved for the purpose of the 1991 Plan, but until termination of the 1991 Plan the Company shall at all times reserve a sufficient number of shares to meet the requirements of the 1991 Plan. Should any Option expire or be cancelled prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option under the 1991 Plan. Should any shares previously acquired pursuant to an Option be paid to the Company for the purchase price of shares upon exercise of an Option (as contemplated in Paragraph 7 (c) below), the number of shares so paid to the Company may again be subject to an Option under the 1991 Plan.

         5. Option Price. The purchase price of each share placed under Option pursuant to the 1991 Plan shall be determined by the Committee, but shall in no event be less than 100% of the fair market value of such share on the date the Option is granted; provided, however, that the purchase price of each share under any ISO granted under the 1991 Plan to an optionee who owns more than ten percent of the total combined voting power of all classes of stock of the

Company or its subsidiaries, as described in Code Section 422(b)(6) (a "Ten-Percent Stockholder") shall not be less than 110% of the fair market value of such shares on the date the ISO is granted.

         6. Option Period. (a) The Options granted under this 1991 Plan shall be for a term of not more than ten years from the date of granting of each Option; provided, however, that the term of any ISO granted to a Ten-Percent Stockholder shall not exceed five years from the date of granting the ISO.

         (b) If the Company is reorganized, or merged or consolidated with another corporation while unexercised Options remain outstanding under the 1991 Plan, there shall be substituted for the shares subject to the unexercised portions of such outstanding Options an appropriate number of shares of each class of stock or other securities of the reorganized or merged or consolidated corporation distributed to the holders of the Company's Common Stock in respect of their shares, such number of shares to be determined, in the case of ISO's, in accordance with applicable provisions of the Code or regulations issued thereunder which may from time to time govern the treatment of incentive options in such a transaction; provided, however, that all such Options may be cancelled by the Company as of the effective date of any such reorganization, merger or consolidation or of any dissolution or liquidation of the Company by giving notice of its intention to do so to each holder thereof or his personal representative and by permitting the purchase during a period of not less than thirty days next preceding such effective date of all of the shares subject to such outstanding Options.

         7. Exercise of Options. (a) The Committee, in granting Options hereunder, shall have discretion to determine the terms upon which such Options shall be exercisable, subject to the applicable provisions of this 1991 Plan. In any event, Options shall be exercisable only after one year of continued employment with the Company immediately following the date upon which the Option is granted, and no Option may thereafter become exercisable for a number of shares exceeding (i) 33-1/3% of the number of shares subject to the Option until after one year of such continued employment, or (ii) 66-2/3% of the number of shares subject to the Option until after two years of such continued employment; provided, however, that an Option, if the Option agreement so provides, may be exercised irrespective of the above-described limitations in the event of:

         (A) Death of the optionee while in the employment of the Company or any of its subsidiaries; or

         (B) Termination of employment of the optionee by reason of disability, as determined by the Committee,

except that in such event, the Option may be exercised only prior to its expiration and in no event after a period of ninety (90) days (or such shorter period as may be specified in the Option agreement) following the optionee's disability or death, after which period such Option or Options shall be deemed to have expired, by the optionee, his personal representative or any person or persons who shall have acquired the Option directly from the optionee by bequest or inheritance.

         (b) Options may be exercised solely by the optionee during his lifetime or after his death by the personal representative of the optionee's estate or the person or persons who are the successors thereto under his will or under the laws of descent and distribution.

         (c) The purchase price of the shares as to which an Option is exercised shall be paid in full at the time of the exercise. Such purchase price shall be payable in cash, or, at the discretion of the Committee, in Stock theretofore owned by the holder of such Option (or in a combination of cash and such Stock). For purposes of determining the amount, if any, of the purchase price satisfied by payment in Stock, such Stock shall be valued at its fair market value on the date of exercise. Any Stock delivered in satisfaction of all or a portion of the purchase price shall be appropriately endorsed for transfer and assignment to the Company. The Committee, in its discretion, may enter into one or more Option agreements with a participant or participants designated by the Committee that provide for the automatic grant of additional Options upon payment of the purchase price under an Option with Stock previously acquired by the optionee. Such additional Options shall be for no more than the number of shares tendered in payment of such purchase price, and shall be subject to such terms as the Committee shall determine, subject to the terms of the 1991 Plan otherwise applicable to newly granted Options. No holder of an Option shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

         8. Assignment. An Option shall not be assignable or otherwise transferable except by will or the laws of descent and distribution.

         9. Capital Change of the Company. If the outstanding shares of Common Stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, split-up, combination of shares, or recapitalization, the number and kind of shares subject to this 1991 Plan or subject to any Options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares without changing the aggregate option price, provided, however, no adjustment shall be made by reason of the distribution of subscription rights on outstanding stock.

         10. Federal Securities Regulation. Whether or not the Options and shares covered by the 1991 Plan have been registered under the Securities Act of 1933, as amended, each person exercising an Option under the 1991 Plan may be required by the Company to represent in writing that he is acquiring the option shares for his own account for investments and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company may include a legend on each certificate representing shares purchased upon exercise of an Option which states that such shares have not been registered under the Securities Act of 1933, as amended (if such is the case), and that the transferability of such shares is accordingly restricted.

         11. Taxes. The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with an Option granted under the 1991 Plan.

         12. Effective Date of 1991 Plan. The 1991 Plan shall be effective April 23, 1991, subject to approval by the Company's stockholders at the Company's 1991 annual meeting of stockholders. No Option shall be granted pursuant to the 1991 Plan after April 23, 2001.

         13. Amendments or Termination. The Board of Directors may amend, alter or discontinue the 1991 Plan, but no amendment or alteration shall be made which would impair the rights of any optionee under any Option previously granted, without his consent, and except that no amendment or alteration shall be made without the approval of the stockholders which would:

                 (a) Increase the total number of shares reserved for purposes of the 1991 Plan, except as it provided in Paragraph 9;

                 (b)      Materially increase the benefits under the 1991 Plan;
or

                 (c) Materially modify the requirements as to eligibility for participation in the 1991 Plan;

except that any amendment to the 1991 Plan to permit the Options granted thereunder to qualify as ISO's, as described in the proxy materials distributed to stockholders of the Company for its 1991 Annual Meeting of Stockholders, may be effected in the discretion of the Board of Directors.

         14. Government Regulations. The 1991 Plan, and the granting and exercise of Options thereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

                                AMENDMENT NO. 1
                                     TO THE
                             1991 STOCK OPTION PLAN
                          OF GREINER ENGINEERING, INC.


Paragraph 4.  Stock Reserved for the 1991 Plan is hereby amended to read as follows:

                 4. Stock Reserved for the 1991 Plan. Subject to the adjustments provided for in Paragraph 9 hereof, a total of 400,000 shares of Common Stock ("Stock") of the Company shall be subject to the 1991 Plan. The shares subject to the 1991 Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company, and such amount of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding Options at the termination of the 1991 Plan shall cease to be reserved for the purpose of the 1991 Plan, but until termination of the 1991 Plan the Company shall at all times reserve a sufficient number of shares to meet the requirements of the 1991 Plan. Should any Option expire or be cancelled prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option under the 1991 Plan. Should any shares previously acquired pursuant to an Option be paid to the Company for the purchase price of shares upon exercise of an Option (as contemplated in Paragraph 7 (c) below), the number of shares so paid to the Company may again be subject to an Option under the 1991 Plan.

All other provisions of the Plan remain the same.

                                AMENDMENT NO.  2
                                     TO THE
                             1991 STOCK OPTION PLAN
                          OF GREINER ENGINEERING, INC.


Paragraph 4.  Stock Reserved for the 1991 Plan is hereby amended to read as follows:

           4. Stock Reserved for the 1991 Plan. Subject to the adjustments provided for in Paragraph 9 hereof, a total of 650,000 shares of Common Stock ("Stock") of the Company shall be subject to the 1991 Plan. The shares subject to the 1991 Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company, and such amount of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding Options at the termination of the 1991 Plan shall cease to be reserved for the purpose of the 1991 Plan, but until termination of the 1991 Plan the Company shall at all times reserve a sufficient number of shares to meet the requirements of the 1991 Plan. Should any Option expire or be cancelled prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option under the 1991 Plan. Should any shares previously acquired pursuant to an Option be paid to the Company for the purchase price of shares upon exercise of an Option (as contemplated in Paragraph 7 (c) below), the number of shares so paid to the Company may again be subject to an Option under the 1991 Plan.

All other provisions of the Plan remain the same.

[X] PLEASE MARK
    YOUR VOTES AS IN
    THIS EXAMPLE


                  FOR     WITHHELD                                                                             FOR  AGAINST  ABSTAIN
1. Election of   [  ]     [  ]        The Board of Directors                     2.  Approve an amendment     [  ]    [  ]    [  ]
   Directors                          recommends a vote FOR                          to the Company's 1991
                                      these nominees:                                Stock Option Plan to
For, except vote withheld from the    William H. Bowen,                              increase by 250,000
following nominee(s):                 Larry J. Cain,                                 shares the number of
                                      Russell Cleveland,                             shares of Common Stock
                                      Frank T. Callahan,                             with respect to which
----------------------------------    William E. Guthner, Jr.,                       options may be granted
                                      Patrick M. Sullivan                            under such Plan. The
                                                                                     Board of Directors
                                                                  Change [  ]        recommends a vote FOR
                                                                    of               approval of such
                                                                  Address            amendment to the Plan.

                                                                                 3.  In their descretion, the Proxies are authorized
                                                                                     to vote upon any other business that may
                                                                                     properly come before the Annual Meeting or any
                                                                                     adjournment thereof.

SIGNATURE(S)                                           DATE
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SIGNATURE(S)                                           DATE
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NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
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                           GREINER ENGINEERING, INC.
                   ANNUAL MEETING OF STOCKHOLDERS MAY 8, 1995
                       THIS PROXY IS SOLICITED ON BEHALF
P                          OF THE BOARD OF DIRECTORS


     The undersigned hereby (1) acknowledges receipt of the Notice of Annual
R Meeting of Stockholders of Greiner Engineering, Inc. to be held on May 8, 1995, and the Proxy Statement in connection therewith, and (2) constitutes and appoints Frank T. Callahan and Melissa K. Holder and each of them, attorneys and proxies of the undersigned, with full power of substitution
O and revocation to each, for and in the name, place and stead of the undersigned, to vote, and act with respect to, all of the shares of Common Stock of Greiner Engineering, Inc. standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at
X said meeting and at any adjournment(s) thereof, and especially to vote as designated herein.

                                                 (change of address)
Y
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                                       ---------------------------------------

                                       ---------------------------------------
                                       (If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

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                                                                    SEE REVERSE
                                                                        SIDE
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